UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

RIGETTI COMPUTING, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40140	88-0950636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

775 Heinz Avenue, Berkeley, California	94710
(Address of Principal Executive Offices)	(Zip Code)

(510) 210-5550

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGTI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RGTIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2026, the Board of Directors (the “Board”) of Rigetti Computing, Inc. (the “Company”) appointed David Rivas to the newly created role of Chief Operating Officer of the Company, effective the same date. Mr. Rivas previously served as the Company’s Chief Technology Officer. In connection with the appointment, the Compensation Committee of the Board increased Mr. Rivas’ annual base salary to $440,000.

Mr. Rivas, age 65, served as the Company’s Chief Technology Officer since February 2023, and he previously served as Senior Vice President, Systems and Services at the Company since March 2019, where he oversaw the engineering and operations of the Company’s Quantum Cloud Services platform.

There is no arrangement or understanding between Mr. Rivas and any other person pursuant to which Mr. Rivas was selected as the Company’s Chief Operating Officer. There are no related party transactions between the Company and Mr. Rivas reportable under Item 404(a) of Regulation S-K and no family relationships between Mr. Rivas and any of the Company’s directors or officers.

Item 7.01.	Regulation FD Disclosure.

On August 19, 2026, the Company issued a press release regarding the Company’s leadership changes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

The information included in Item 7.01 of this Current Report (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On August 18, 2026, the Board appointed Andrew Bestwick to the role of Chief Technology Officer of the Company, effective the same date. Mr. Bestwick served as the Company’s Senior Vice President, Quantum Systems since January 2024. Prior to this role, he worked in a variety of technical capacities at Rigetti beginning in August 2015, including chip fabrication, circuit design, cryo-RF hardware engineering, and system architecture.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Rigetti Computing, Inc. dated August 19, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2026	RIGETTI COMPUTING, INC.

	By:	/s/ Jeffrey Bertelsen
Jeffrey Bertelsen
Chief Financial Officer